SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 28, 2004

         ---------------------------------------------------------------


                        ANTEON INTERNATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

            Delaware                     001-31258               13-3880755
  (State or Other Jurisdiction        Commission File           (IRS Employer
        of Incorporation)                 Number)            Identification No.)

          3211 Jermantown Road, Suite 700
                 Fairfax, Virginia                                    22030-2801
      (Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (703) 246-0200

================================================================================

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit No.     Description

     99.1 Press Release, dated July 28, 2004, announcing the Company's financial results for the second quarter ended June 30, 2004.

     99.2 Reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.


Item 12.    Results of Operations and Financial Condition.

      On July 28, 2004, Anteon International Corporation, a Delaware corporation (the "Company"), issued a press release announcing the Company's financial results for the second quarter ended June 30, 2004, as well as the schedule for a conference call and "web cast" on the same date.

         A copy of the  Company's  press  release is attached  hereto as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated by reference herein. Also attached to this Current Report on Form 8-K as Exhibit 99.2 is a reconciliation of certain non-GAAP financial measures expected to be discussed by the Company during its July 28, 2004 earnings conference call to the most directly comparable GAAP financial measures and is incorporated by reference herein.

      The information contained in this Form 8-K, including the attached exhibits, is being furnished under Item 12 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

--------------------------------------------------------------------------------

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ANTEON INTERNATIONAL CORPORATION

Date: July 28, 2004                            /s/    Curtis L. Schehr
--------------------                           -----------------------------
                                               Curtis L. Schehr
                                               Senior Vice President,
                                               General Counsel and Secretary



--------------------------------------------------------------------------------

                                  Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit No.     Description

     99.1 Press Release, dated July 28, 2004, announcing the Company's financial results for the second quarter ended June 30, 2004.

     99.2 Reconciliation of Non-GAAP financial measures to the most directly comparable GAAP financial measures.

                                                                    Exhibit 99.1

                            ANTEON INTERNATIONAL NEWS




FOR IMMEDIATE RELEASE


                                                              Contacts:

                                                              Investors
                                                              Dennis Kelly
                                                              (703) 246-0318
                                                              dkelly@anteon.com

                                                              Media
                                                              Tom Howell
                                                              (703) 246-0525
                                                              thowell@anteon.com



                 ANTEON REPORTS RECORD 2nd QUARTER 2004 RESULTS

                     o Revenues of $304.2 million, up 19.7%
                     o Fully diluted EPS of $0.39, up 39.3%
                     o Operating cash flow of $29.9 million
                     o Company raises full-year guidance


     FAIRFAX, VA, July 28, 2004 - Anteon International Corporation (NYSE: ANT), a leading information technology, and systems engineering and integration company, announced operating results today for its second quarter and six months ended June 30, 2004.

Financial Results
     Revenues for the second quarter of 2004 increased 19.7 % to $304.2 million from $254.1 million for the comparable period in 2003. The organic revenue growth rate for the quarter was 10.2 %. Operating income for the second quarter increased 23.0 % to $24.9 million from $20.3 million for the comparable period in 2003. Net income for the second quarter increased 42.3 % to $14.7 million versus $10.3 million in the comparable period in 2003. Earnings per share on a fully diluted basis was $0.39 versus $0.28 in the comparable quarter in 2003, an increase of 39.3 %. Earnings per share of $0.39 for the second quarter of 2004 included a benefit for Research and Experimentation tax credits relating to prior years. Excluding these credits, earnings per share was $0.38 for the quarter ended June 30, 2004. Cash flow from operations for the second quarter was $29.9 million, and days sales outstanding (DSO) was 71 days, a five day improvement from the previous quarter.

     Anteon's revenues for the six months ended June 30, 2004 increased 22.7 % to $592.3 million from $482.7 million reported in the comparable period in 2003. The organic growth rate for the first six months of 2004 was 10.8 %. Operating income for the six months ended June 30, 2004 increased 26.8 % to $48.5 million versus $38.2 million for the comparable period in 2003. Net income for the six months ended June 30, 2004 increased 44.4 % to $28.0 million from $19.4 million for the comparable period in 2003. Earnings per share on a fully diluted basis was $0.75 versus $0.53 in the first six months of 2003, an increase of 41.5 %.

     A reconciliation between certain non-GAAP financial measures discussed above and reported financial results is provided as an attachment to this press release.

New Business
     Anteon generated $465 million of new orders during the second quarter. Major contracts awarded during the second quarter were across the company's Department of Defense and Department of Homeland Security customers and included:

o A $348 million contract to support the U.S. Navy's combat and C4I systems modernization efforts;

o A $45 million Blanket Purchase Agreement to provide systems engineering and program management support for the Aegis Ballistic Missile Defense Program, a critical element of the national missile defense system being developed by the Missile Defense Agency;

o A $254 million U.S. Navy Ships Modernization contract to support platform and onboard system modernization activities for U.S. Navy, Coast Guard and Military Sealift Command vessels worldwide;

o A multiple award contract, with a multi-billion dollar ceiling, to provide systems integration and other professional services to the field activities of the Naval Sea Systems Command;

o A $21.7 million contract to develop courses of instruction and provide platform instructors for the U.S. Army Ordnance Mechanical Maintenance School; and,

o A $16 million contract to provide engineering and installation services to support upgrades of the telecommunications and information technology infrastructure for the U.S. Central Command.

CEO Comments
     Joseph M. Kampf, President and Chief Executive Officer of Anteon, said, "Anteon achieved excellent results in the second quarter of 2004, including a 19.7% increase in revenues, the award of three contracts with a potential value of over $200 million each, operating cash flow of $29.9 million, and a five-day reduction in DSO. Our second quarter results, coupled with our recently announced acquisition of Simulation Technologies, Inc., provide us with strong momentum going into the second half of the year."




Company Guidance
     The Company provides guidance for the third quarter 2004 and raises its full year 2004 guidance as summarized in the table below.





                            2004 FINANCIAL GUIDANCE*
           (Dollars and shares in millions, except per share amounts)

                                                  Q3 2004                     Full Year 2004
                                                  -------                     --------------

Revenues                                       $315 - $325                   $1,235 - $1,260

Weighted Average Shares
Outstanding                                         37.5                            37.4

Tax Rate                                            38.9%                          38.2%

Fully Diluted Earnings Per Share          Meet or exceed $0.39                Meet or exceed $1.55

*Includes the expected results from the acquisition of Simulation Technologies, Inc. which will contribute $8 to $10 million to revenues and approximately $0.01 to EPS for 2004.

Conference Call
     Anteon has scheduled a conference call for 10:00 a.m. Eastern Daylight Time TODAY, July 28, 2004, during which senior management will discuss second quarter results and respond to questions. The conference call will be Webcast (listen only) via Anteon's website at www.anteon.com.
     A telephone replay of the call also will be available beginning at 1:00 p.m. Eastern Daylight Time on July 28, 2004, until midnight July 31, 2004. To access the replay, call (800) 642-1687 (U.S.) or (706) 645-9291
     (International). The confirmation code for access to the replay is 8656927. A replay also will be available on Anteon's website shortly after the conclusion of the call.

About Anteon
     Anteon, headquartered in Fairfax, Virginia, is a leading information technology, and systems engineering and integration company, providing support to the U.S. federal government and international sectors. For over 28 years, the Company has designed, integrated, maintained and upgraded state-of-the-art systems for national defense, intelligence, emergency response and other high priority government missions. Anteon also provides many of its government clients with the systems analysis, integration and program management skills necessary to manage the development and operations of their mission critical systems. The Company currently has over 8,000 employees in more than 100 offices worldwide. Anteon consistently ranks among the top information technology integrators based on independent surveys. Anteon was cited by Forbes Magazine, in 2004, as one of the 25 fastest growing U.S. technology companies and has been named one of the world's top 100 information technology companies in Business Week's INFOTECH 100 Annual Report for the past two years. For more information, visit www.anteon.com.

Safe Harbor Statement Under the Private Securities Litigation Reform
Act of 1995:
         The statements contained in this release which are not historical facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, forward-looking statements. The Company has tried, whenever possible, to identify these forward-looking statements using words such as "projects," "anticipates," "believes," "estimates," "expects," "plans," "intends," and similar expressions. Similarly, statements herein that describe the Company's business strategy, outlook, objectives, plans, intentions or goals are also forward-looking statements. The risks and uncertainties involving forward-looking statements include the Company's dependence on continued funding of U.S. government programs, government contract procurement and termination risks, including risks associated with bid protests, and other risks described in the Company's Securities and Exchange Commission filings. These statements reflect the Company's current beliefs and are based upon information currently available to it. Be advised that developments subsequent to this release are likely to cause these statements to become outdated with the passage of time. The Company does not currently intend, however, to update the guidance provided today prior to its next earnings release.


                                      # # #


                                                    ANTEON INTERNATIONAL CORPORATION
                                       UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                           For the three months ended June 30, 2004 and 2003
                                                      ($ in thousands, except EPS)


                                                  Three Months        Three Months
                                                      Ended               Ended            Percentage
                                                    June 2004           June 2003            Change
                                                 ----------------    ----------------    ---------------


Revenues                                         $   304,161           $    254,093              19.7%

   Costs of revenues                                 262,195                218,830
   General and administrative expenses                16,372                 14,446
   Amortization of intangible assets                     680                    563
                                                  -----------           ------------
Operating income                                      24,914                 20,254              23.0%
   Operating margin                                     8.2%                   8.0%

   Other income                                            2                     --
   Interest expense                                    1,950                  3,363
   Minority interest                                    (30)                   (20)
                                                  -----------           ------------
   Pretax income                                      22,936                 16,871              36.0%
   Income tax                                          8,271                  6,562
                                                  -----------           ------------
Net income                                       $    14,665           $     10,309              42.3%
                                                  ===========           ============
   After tax margin                                     4.8%                   4.1%

EBITDA                                                26,500                 21,733              21.9%
Cash flow from operations                             29,913                 10,411             187.3%
Tax rate                                               36.1%                  38.9%

Basic shares                                          35,624                 34,694
Diluted shares                                        37,204                 36,730
EPS, basic                                       $      0.41           $       0.30              36.7%
EPS, diluted                                     $      0.39           $       0.28              39.3%



                                                    ANTEON INTERNATIONAL CORPORATION
                                       UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                            for the six months ended June 30, 2004 and 2003
                                                      ($ in thousands, except EPS)


                                                            Six Months Ended             Six Months Ended        Percentage
                                                               June 2004                    June 2003              Change
                                                           -------------------          -------------------     --------------


Revenues                                                      $     592,311              $      482,684              22.7%

   Costs of revenues                                                510,254                     416,006
   General and administrative expenses                               32,247                      27,419
   Amortization of intangible assets                                  1,359                       1,040
                                                               -------------              --------------
Operating Income                                                     48,451                      38,219              26.8%
   Operating margin                                                    8.2%                        7.9%

   Other income                                                           4                          --
   Interest expense                                                   3,744                       6,553
   Minority interest                                                   (35)                        (32)
                                                               -------------              --------------
Pretax income                                                        44,676                      31,634              41.2%
   Income tax                                                        16,677                      12,250
                                                               -------------              --------------
Net income                                                    $      27,999              $       19,384              44.4%
                                                               =============              ==============
   After tax margin                                                    4.7%                        4.0%

EBITDA                                                               51,766                      41,056              26.1%
Cash flow from operations                                            30,462                      23,772              28.1%
Tax rate                                                              37.3%                       38.7%

Basic shares                                                         35,536                      34,577
Diluted shares                                                       37,175                      36,680
EPS, basic                                                    $        0.79              $         0.56              41.1%
EPS, diluted                                                  $        0.75              $         0.53              41.5%



                                                    ANTEON INTERNATIONAL CORPORATION
                                            UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
                                                            ($ in thousands)


                                                                     As of
                                                                 June 30, 2004                As of
                                                                  (unaudited)            December 31, 2003            $ Change
                                                               -------------------    -----------------------     ----------------

ASSETS
    Cash and cash equivalents                                     $     26,335           $        2,088            $      24,247
    Accounts receivable, net                                           239,661                  222,937                   16,724
    Other current assets                                                16,836                   19,566                  (2,730)

    Property and equipment, net                                         12,833                   12,759                       74
    Goodwill, net                                                      211,936                  212,205                    (269)
    Intangible and other assets, net                                    12,455                    9,725                    2,730
                                                                   -----------            -------------            -------------
Total assets                                                      $    520,056           $      479,280            $      40,776
                                                                   ===========            =============            =============

LIABILITIES AND STOCKHOLDERS' EQUITY

    Accounts payable/accrued expenses and other current
      liabilities                                                 $    138,243           $      123,521            $      14,722
    Indebtedness                                                       151,750                  158,776                  (7,026)
    Deferred revenue                                                    11,092                   11,783                    (691)
    Other long-term liabilities                                         12,358                   10,498                    1,860
                                                                   -----------            -------------            -------------
Total liabilities                                                      313,443                  304,578                    8,865

Minority interest in subsidiaries                                          244                      210                       34
Stockholders' equity                                                   206,369                  174,492                   31,877
                                                                   -----------            -------------            -------------
Total liabilities and stockholders' equity                        $    520,056           $      479,280            $      40,776
                                                                   ===========            =============            =============



                                                    ANTEON INTERNATIONAL CORPORATION
                                        UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
                                                            ($ in thousands)

                                                                                  For the six months ended June 30,

                                                                                      2004                   2003
                                                                               -----------------     -------------------
Operating Activities:
Net income                                                                       $       27,999        $        19,384

Adjustments  to  reconcile   net  income  to  net  cash  provided  by
    operating activities:
      Depreciation   and   amortization   on  property  and  equipment,
        intangibles and financing fees                                                    3,713                  3,576
      Deferred income taxes                                                               (613)                (2,893)
      Minority interest in earnings of subsidiaries                                          35                     32
      Changes in assets and liabilities                                                   (672)                  3,673
                                                                               ----------------       ----------------
Net Cash Provided By Operating Activities                                               30,462                  23,772
                                                                               ----------------       ----------------

Investing Activities:
      Purchases of property, equipment and other assets                                 (2,044)                (1,477)
      Costs of acquisitions, net of cash acquired                                          269                (92,310)
                                                                               ----------------       ----------------
Net Cash Used For Investing Activities                                                 (1,775)                (93,787)
                                                                               ----------------       ----------------

Financing Activities
      Principal payment on bank and other notes payable                                      --                   (25)
      Principal payments on term loans                                                    (750)                (1,899)
      Deferred financing fees                                                              (88)                  (249)
      Net proceeds (payments)on revolving credit facility                               (4,400)                 69,400
      Redemption of senior subordinated notes payable                                   (1,876)                     --
      Principal payment under capital lease obligations                                   (167)                     --
      Proceeds from issuance of common stock, net of expense                             2,841                   2,351
                                                                               ----------------       ----------------
Net Cash Provided (Used For) Financing Activities                                      (4,440)                  69,578
                                                                               ----------------       ----------------

Cash And Cash Equivalents:
      Net Increase (decrease) in cash and cash equivalents                               24,247                  (437)
      Cash and cash equivalents, beginning of period                                     2,088                   4,266
                                                                               ----------------       ----------------
      Cash and cash equivalents, end of period                                 $        26,335       $           3,829
                                                                               ----------------       ----------------


                                              RECONCILIATION BETWEEN NET INCOME AND EBITDA
                                                            ($ in thousands)

                                                  ------------------------------------     -----------------------------------------
                                                                  2004                                       2003
                                                  ------------------------------------     -----------------------------------------
                                                      Q1          Q2             H1                Q1           Q2            H1
                                                      --          --             --                --           --            --
Net income                                        $   13,334   $  14,665     $   27,999       $   9,075    $  10,309     $   19,384

   Provision for income taxes                          8,406       8,271         16,677           5,688        6,562         12,250
   Interest expense, net of interest income            1,794       1,950          3,744           3,191        3,363          6,554
   Amortization                                          679         680          1,359             477          563          1,040
   Depreciation                                        1,053         934          1,987             892          936          1,828
                                                   ---------    --------      ---------        --------     --------      ---------
EBITDA (1)                                        $   25,266   $  26,500     $   51,766       $  19,323    $  21,733     $   41,056
                                                   =========    ========      =========        ========     ========       ========



(1) "EBITDA" as defined represents income before income taxes plus depreciation, amortization and net interest expense. EBITDA is a key financial measure but should not be construed as an alternative to operating income or cash flows from operating activities (as determined in accordance with accounting principles generally accepted in the United states of America). The company believes that EBITDA is a useful supplement to net income and other income statement data in understanding cash flows generated from operations that are available for taxes, debt service and capital expenditures.


                                 RECONCILIATION BETWEEN TOTAL REVENUE GROWTH AND ORGANIC REVENUE GROWTH
                                                            ($ in thousands)

                                                             Q1                Q2              H1

2003 Revenue                                          $     228,591    $       254,093  $       482,684
2004 Revenue                                                 288,150           304,161          592,311
                                                      --------------   ---------------  ---------------
Total Revenue Growth over 2003                                 26.1%             19.7%            22.7%

Less 2003 ISI Revenues                                            --            11,588           11,588
Adjusted 2003 Revenues (a)                                   228,591           242,505          471,096
                                                      --------------   ---------------  ---------------

Less: 2004 ISI Revenue                                        33,227            36,955           70,182
                                                      --------------   ---------------  ---------------
Adjusted Total 2004 Revenue (b)                              254,923           267,206          522,129
                                                      ==============   ===============  ===============
Organic Revenue Growth over 2003 (b-a)/a                       11.5%             10.2%            10.8%

                             NET DEBT RECONCILIATION
                                ($ in thousands)


Net Debt                                   Q2 2004                   Q1 2004
                                     ------------------       ------------------

Revolving credit facility            $             --        $          4,100
Term Loan                                     149,250                 149,625
Subordinated notes payable                      2,500                   2,500
Senior subordinated notes                          --                   1,876
                                     ------------------       ------------------
Total:                                        151,750                 158,101

Less: cash                                     26,335                   2,229
                                     ------------------       ------------------
Net debt                             $        125,415         $       155,872
                                     ==================       ==================

                                                                    Exhibit 99.2


                                                    ANTEON INTERNATIONAL CORPORATION
                                       UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                           For the three months ended June 30, 2004 and 2003
                                                      ($ in thousands, except EPS)


                                                  Three Months        Three Months
                                                      Ended               Ended            Percentage
                                                    June 2004           June 2003            Change
                                                 ----------------    ----------------    ---------------


Revenues                                         $   304,161           $    254,093              19.7%

   Costs of revenues                                 262,195                218,830
   General and administrative expenses                16,372                 14,446
   Amortization of intangible assets                     680                    563
                                                  -----------           ------------
Operating income                                      24,914                 20,254              23.0%
   Operating margin                                     8.2%                   8.0%

   Other income                                            2                     --
   Interest expense                                    1,950                  3,363
   Minority interest                                    (30)                   (20)
                                                  -----------           ------------
   Pretax income                                      22,936                 16,871              36.0%
   Income tax                                          8,271                  6,562
                                                  -----------           ------------
Net income                                       $    14,665           $     10,309              42.3%
                                                  ===========           ============
   After tax margin                                     4.8%                   4.1%

EBITDA                                                26,500                 21,733              21.9%
Cash flow from operations                             29,913                 10,411             187.3%
Tax rate                                               36.1%                  38.9%

Basic shares                                          35,624                 34,694
Diluted shares                                        37,204                 36,730
EPS, basic                                       $      0.41           $       0.30              36.7%
EPS, diluted                                     $      0.39           $       0.28              39.3%



                                                    ANTEON INTERNATIONAL CORPORATION
                                       UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                            for the six months ended June 30, 2004 and 2003
                                                      ($ in thousands, except EPS)


                                                            Six Months Ended             Six Months Ended        Percentage
                                                               June 2004                    June 2003              Change
                                                           -------------------          -------------------     --------------


Revenues                                                      $     592,311              $      482,684              22.7%

   Costs of revenues                                                510,254                     416,006
   General and administrative expenses                               32,247                      27,419
   Amortization of intangible assets                                  1,359                       1,040
                                                               -------------              --------------
Operating Income                                                     48,451                      38,219              26.8%
   Operating margin                                                    8.2%                        7.9%

   Other income                                                           4                          --
   Interest expense                                                   3,744                       6,553
   Minority interest                                                   (35)                        (32)
                                                               -------------              --------------
Pretax income                                                        44,676                      31,634              41.2%
   Income tax                                                        16,677                      12,250
                                                               -------------              --------------
Net income                                                    $      27,999              $       19,384              44.4%
                                                               =============              ==============
   After tax margin                                                    4.7%                        4.0%

EBITDA                                                               51,766                      41,056              26.1%
Cash flow from operations                                            30,462                      23,772              28.1%
Tax rate                                                              37.3%                       38.7%

Basic shares                                                         35,536                      34,577
Diluted shares                                                       37,175                      36,680
EPS, basic                                                    $        0.79              $         0.56              41.1%
EPS, diluted                                                  $        0.75              $         0.53              41.5%



                                                    ANTEON INTERNATIONAL CORPORATION
                                            UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
                                                            ($ in thousands)


                                                                     As of
                                                                 June 30, 2004                As of
                                                                  (unaudited)            December 31, 2003            $ Change
                                                               -------------------    -----------------------     ----------------

ASSETS
    Cash and cash equivalents                                     $     26,335           $        2,088            $      24,247
    Accounts receivable, net                                           239,661                  222,937                   16,724
    Other current assets                                                16,836                   19,566                  (2,730)

    Property and equipment, net                                         12,833                   12,759                       74
    Goodwill, net                                                      211,936                  212,205                    (269)
    Intangible and other assets, net                                    12,455                    9,725                    2,730
                                                                   -----------            -------------            -------------
Total assets                                                      $    520,056           $      479,280            $      40,776
                                                                   ===========            =============            =============

LIABILITIES AND STOCKHOLDERS' EQUITY

    Accounts payable/accrued expenses and other current
      liabilities                                                 $    138,243           $      123,521            $      14,722
    Indebtedness                                                       151,750                  158,776                  (7,026)
    Deferred revenue                                                    11,092                   11,783                    (691)
    Other long-term liabilities                                         12,358                   10,498                    1,860
                                                                   -----------            -------------            -------------
Total liabilities                                                      313,443                  304,578                    8,865

Minority interest in subsidiaries                                          244                      210                       34
Stockholders' equity                                                   206,369                  174,492                   31,877
                                                                   -----------            -------------            -------------
Total liabilities and stockholders' equity                        $    520,056           $      479,280            $      40,776
                                                                   ===========            =============            =============



                                                    ANTEON INTERNATIONAL CORPORATION
                                        UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
                                                            ($ in thousands)

                                                                                  For the six months ended June 30,

                                                                                      2004                   2003
                                                                               -----------------     -------------------
Operating Activities:
Net income                                                                       $       27,999        $        19,384

Adjustments  to  reconcile   net  income  to  net  cash  provided  by
    operating activities:
      Depreciation   and   amortization   on  property  and  equipment,
        intangibles and financing fees                                                    3,713                  3,576
      Deferred income taxes                                                               (613)                (2,893)
      Minority interest in earnings of subsidiaries                                          35                     32
      Changes in assets and liabilities                                                   (672)                  3,673
                                                                               ----------------       ----------------
Net Cash Provided By Operating Activities                                               30,462                  23,772
                                                                               ----------------       ----------------

Investing Activities:
      Purchases of property, equipment and other assets                                 (2,044)                (1,477)
      Costs of acquisitions, net of cash acquired                                          269                (92,310)
                                                                               ----------------       ----------------
Net Cash Used For Investing Activities                                                 (1,775)                (93,787)
                                                                               ----------------       ----------------

Financing Activities
      Principal payment on bank and other notes payable                                      --                   (25)
      Principal payments on term loans                                                    (750)                (1,899)
      Deferred financing fees                                                              (88)                  (249)
      Net proceeds (payments)on revolving credit facility                               (4,400)                 69,400
      Redemption of senior subordinated notes payable                                   (1,876)                     --
      Principal payment under capital lease obligations                                   (167)                     --
      Proceeds from issuance of common stock, net of expense                             2,841                   2,351
                                                                               ----------------       ----------------
Net Cash Provided (Used For) Financing Activities                                      (4,440)                  69,578
                                                                               ----------------       ----------------

Cash And Cash Equivalents:
      Net Increase (decrease) in cash and cash equivalents                               24,247                  (437)
      Cash and cash equivalents, beginning of period                                     2,088                   4,266
                                                                               ----------------       ----------------
      Cash and cash equivalents, end of period                                 $        26,335       $           3,829
                                                                               ----------------       ----------------


                                              RECONCILIATION BETWEEN NET INCOME AND EBITDA
                                                            ($ in thousands)

                                                  ------------------------------------     -----------------------------------------
                                                                  2004                                       2003
                                                  ------------------------------------     -----------------------------------------
                                                      Q1          Q2             H1                Q1           Q2            H1
                                                      --          --             --                --           --            --
Net income                                        $   13,334   $  14,665     $   27,999       $   9,075    $  10,309     $   19,384

   Provision for income taxes                          8,406       8,271         16,677           5,688        6,562         12,250
   Interest expense, net of interest income            1,794       1,950          3,744           3,191        3,363          6,554
   Amortization                                          679         680          1,359             477          563          1,040
   Depreciation                                        1,053         934          1,987             892          936          1,828
                                                   ---------    --------      ---------        --------     --------      ---------
EBITDA (1)                                        $   25,266   $  26,500     $   51,766       $  19,323    $  21,733     $   41,056
                                                   =========    ========      =========        ========     ========       ========



(1) "EBITDA" as defined represents income before income taxes plus depreciation, amortization and net interest expense. EBITDA is a key financial measure but should not be construed as an alternative to operating income or cash flows from operating activities (as determined in accordance with accounting principles generally accepted in the United states of America). The company believes that EBITDA is a useful supplement to net income and other income statement data in understanding cash flows generated from operations that are available for taxes, debt service and capital expenditures.


                                 RECONCILIATION BETWEEN TOTAL REVENUE GROWTH AND ORGANIC REVENUE GROWTH
                                                            ($ in thousands)

                                                             Q1                Q2              H1

2003 Revenue                                          $     228,591    $       254,093  $       482,684
2004 Revenue                                                 288,150           304,161          592,311
                                                      --------------   ---------------  ---------------
Total Revenue Growth over 2003                                 26.1%             19.7%            22.7%

Less 2003 ISI Revenues                                            --            11,588           11,588
Adjusted 2003 Revenues (a)                                   228,591           242,505          471,096
                                                      --------------   ---------------  ---------------

Less: 2004 ISI Revenue                                        33,227            36,955           70,182
                                                      --------------   ---------------  ---------------
Adjusted Total 2004 Revenue (b)                              254,923           267,206          522,129
                                                      ==============   ===============  ===============
Organic Revenue Growth over 2003 (b-a)/a                       11.5%             10.2%            10.8%

                             NET DEBT RECONCILIATION
                                ($ in thousands)


Net Debt                                   Q2 2004                   Q1 2004
                                     ------------------       ------------------

Revolving credit facility            $             --        $          4,100
Term Loan                                     149,250                 149,625
Subordinated notes payable                      2,500                   2,500
Senior subordinated notes                          --                   1,876
                                     ------------------       ------------------
Total:                                        151,750                 158,101

Less: cash                                     26,335                   2,229
                                     ------------------       ------------------
Net debt                             $        125,415         $       155,872
                                     ==================       ==================